UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS
May 1, 2023
Protective Executive Benefits Registered VUL NY A Flexible Premium Variable Universal Life Insurance Policy	Issued by Protective Life and Annuity Insurance Company Administrative Office: 2801 Highway 280 South Birmingham, Alabama 35223
This Updating Summary Prospectus summarizes key features of Protective Executive Benefits Registered VUL NY, a flexible premium variable universal life insurance policy (“Policy”). You should read this Updating Summary Prospectus carefully, particularly the section titled Important Information You Should Consider About the Policy.
The Prospectus for the Protective Executive Benefits Registered VUL NY contains more information about the Policy, including its features, benefits, and risks. You can find the Prospectus and other information about the Policy online at www.protective.com/productprospectus. You can also obtain this information at no cost by calling 1-800-265-1545 or by sending an email request to prospectus@protective.com.
Additional general information about certain investment products, including variable life insurance, has been prepared by the U.S. Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.
C000229537

APPENDIX A — FUNDS AVAILABLE UNDER YOUR POLICY	A-1

SPECIAL TERMS
“We”, “us”, “our”, “Protective Life”, and “Company”  Refer to Protective Life and Annuity Insurance Company. “You”, “your” and “Owner” refer to the person(s) who have been issued a Policy.
Attained Age The Insured’s age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.
Base Policy Face Amount The amount of life insurance coverage identified as the Base Policy Face Amount on the Policy Schedule.
Beneficiary The person, persons or entity whom the Owner designates to receive the proceeds of the Policy upon the death of the Insured. The Owner may designate a primary Beneficiary or Beneficiaries, as well as a contingent Beneficiary or Beneficiaries to receive the proceeds if there is no primary Beneficiary(ies) living at the time of the Insured’s death. A Beneficiary may also be designated as irrevocable which may limit the Owner’s ability to alter that designation or make future Policy changes.
Cancellation Period Period described in the “Cancellation Period” provision during which the Owner may exercise the cancellation privilege and return the Policy for a refund. The Cancellation Period is referred to as the “Right to Cancel” or “Free-Look Period” in the Policy.
Cash Surrender Value Calculated on the effective date of the surrender is equal to (a) Cash Value; less (b) Policy Debt.
Cash Value Policy Value plus any applicable Return of Expense Charge Benefit.
Death Benefit The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.
Death Benefit Option One of two options that an Owner may select for the computation of Death Benefit Proceeds, Total Face Amount (Option 1, Level), or Total Face Amount Plus Policy Value (Option 2, Increasing).
Death Benefit Proceeds The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any Death Benefit under any rider or endorsement to the Policy less (1) any Policy Debt (2) any liens and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.
Due Proof of Death Receipt at our Home Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.
Evidence of Insurability Information about an Insured which is used to approve or reinstate this Policy or any additional benefit.
Fixed Account Part of Protective Life’s General Account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.
Fixed Account Value The Policy Value in the Fixed Account.
Fund An underlying mutual fund in which a Sub-Account invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.
General Account All of the Company’s assets other than those allocated to the Variable Account or any other separate account. The Company has complete ownership and control of the assets in the General Account.
Good Order (“Good Order”) A Request or transaction generally is considered in “Good Order” if we receive it at our Home Office within the time limits, if any, we prescribe for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A Request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; Evidence of Insurability; your Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of the Policy Owner (exactly as indicated on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to premium payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction Request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have questions, you should contact us or your financial professional before submitting the form or Request.
Home Office 2801 Highway 280 South, Birmingham, Alabama 35223. The mailing address for the Home Office is P.O. Box 292 Birmingham, AL 35201-0292. The Home Office is referred to as the “Administrative Office” in the Policy.
Insured The person whose life is covered by the Policy.
Issue Age The Insured’s age as of the nearest birthday on the Policy Effective Date.
Issue Date The date the Policy is issued.
Lapse Termination of the Policy at the expiration of the grace period while the Insured is still living.
Loan Account An account within Protective Life’s General Account to which Fixed Account Value and/or Variable Account Value plus interest credited on the portion of the Policy Value being used as collateral for the outstanding Policy loans is transferred as collateral for Policy loans.
Loan Account Value The Policy Value in the Loan Account.
Loan Interest Credit Spread An amount deducted from the loan interest rate to cover the costs the Company incurs by providing the loaned cash value. The maximum Loan Interest Credit Spread is 1.5% and is shown on the Policy Schedule and in the table of Periodic Charges Other Than Fund Operating Expenses.
Money Market Sub-Account A Fund which seeks a high level of current income as is consistent with the preservation of capital and liquidity and investing in short term, high quality, liquid debt and monetary instruments.
Monthly Anniversary Day The same day in each month as the Policy Effective Date.
Monthly Deduction The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Schedule.
Net Amount at Risk The Net Amount at Risk as of any Monthly Anniversary Day is equal to: (a) the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option1 (Level Death Benefit); or, (b) the Death Benefit minus the Policy Value discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option 2 (Coverage Plus).
Net Premium A premium payment minus the applicable premium expense charges.
Owner The person, or persons, or entity entitled to all rights in this Policy while the Insured is living including designation as a Beneficiary. These rights are subject to any assignment and to the rights of any Irrevocable Beneficiary. The Owner may name a contingent Owner who will own this Policy if the Owner dies while this Policy is in force. If the Owner dies before the Insured, any contingent Owner named in the application, or subsequent endorsement, will become the new Owner. If no contingent Owner is named, the Owner’s estate becomes the new Owner. The Owner may change the Owner (including a contingent Owner) by Written Notice.
Policy Anniversary The same day and month in each Policy Year as the Policy Effective Date.
Policy Debt The sum of all outstanding policy loans plus accrued interest.
Policy Effective Date The date shown in the Policy as of which coverage under the Policy begins.
Policy Month The Policy Month begins on a Monthly Anniversary Day and ends on the day prior to the next Monthly Anniversary Day.
Policy Value The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.
Policy Year Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.
Return of Expense Charge Benefit Where applicable, the Company will calculate and return a percentage of the expense charge. The Return of Expense Charge Benefit calculation is based on a percentage of the Policy Value, and is only payable upon a complete surrender of the Policy. Refer to the “Return of Expense Charge Benefit” provision in the Policy for the percentage and duration of the Return of Expense Charge Benefit and any limitations and requirements.

Request Any written, telephoned, electronic or computerized instruction in a form satisfactory to the Company and received at the Home or Administrative Office from the Owner or an assignee of record, as specified in a form acceptable to the Company and which may be required in writing, or the Beneficiary (as applicable) as required by any provision of the Policy or as required by the Company. In addition, subject to the Company’s administrative requirements as they may exist from time to time and to any requirements that may be imposed by the Funds or other investments, the Company reserves the right to require advance Written Notice from the Owner.
Sub-Account A separate division of the Variable Account established to invest in a particular Fund.
Sub-Account Value The sum of the values of the Sub-Accounts credited to the Owner as Policy Value.
Total Face Amount Total Face Amount is the sum of the Base Policy Face Amount (life insurance coverage) as shown on the Policy Schedule plus any endorsements or riders attached to the Policy that provided additional life insurance coverage on the Insured, if applicable, as shown on the Policy Schedule. If no additional endorsement or riders attach to the Policy, then the Total Face Amount and Base Policy Face Amount will be the same. The minimum Total Face Amount permitted under the Policy is $100,000.
Valuation Date The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Sub-Account’s assets is determined at the end of each Valuation Date. To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.
Valuation Period The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
Variable Account One of the accounts into which premiums may be paid under this Policy, net of Policy fees and charges described herein. The account, named the Protective NY COLI VUL separate account, is a segregated investment account established and maintained by the Company pursuant to Alabama Code § 27-38-1 and other applicable laws and regulations, including those of New York and Alabama. The Company owns the assets in the Variable Account. The investments held in the Variable Account provide variable life insurance benefits under this Policy. This account is kept separate from the General Account and other separate accounts the Company may have. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”), as amended. Protective NY COLI VUL separate account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.
Variable Account Value The sum of all Sub-Account Values.
Written Notice A notice or Request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

UPDATED INFORMATION ABOUT YOUR POLICY
The information in this section of the Updating Summary Prospectus is a summary of certain Policy features that have changed since the Prospectus dated August 31, 2022. This may not reflect all of the changes that have occurred since you entered into your Policy.
•
The Pioneer Real Estate Shares VCT Portfolio was liquidated.

•
The Putnam VT Growth Opportunities Fund changed its name to the Putnam VT Large Cap Growth Fund.

•
The JPMorgan Insurance Trust Small Cap Core Portfolio reorganized into the LVIP JPMorgan Small Cap Core Fund and the JPMorgan U.S. Equity Portfolio reorganized into the LVIP JPMorgan U.S. Equity Fund.

•
The Fidelity® VIP Investment Grade Bond Portfolio (Service Class 2) and the Vanguard VIF Real Estate Index Portfolio were added as new Funds available under your Policy.

•
For updated Fund performance and fee information please see the FUND APPENDIX.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE PROTECTIVE EXECUTIVE BENEFITS REGISTERED VUL NY POLICY
FEES AND EXPENSES
Charges for Early Withdrawals
There is no surrender charge associated with your Policy. A partial withdrawal fee of $25 will be deducted from Policy Value for all partial withdrawals after the first made in the same Policy Year.
For additional information about charges for surrenders and early withdrawals, see “FEE TABLES” and “CHARGES AND DEDUCTIONS” in the Prospectus.

Transaction Charges
You will also be charged for other transactions, including Premium Expense Charge (consisting of the Sales Load and Premium Tax) and Transfer Fees.
For additional information about transaction charges, see “FEE TABLES — TRANSACTION FEES” in the Prospectus.

Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, you are also subject to certain ongoing fees and expenses under the Policy, including fees and expenses covering the cost of insurance (“COI”) under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should review the Policy specifications page of your Policy for rates applicable to the Policy. For additional information on ongoing fees and expenses, see “FEE TABLES” in this Prospectus and “ APPENDIX A - FUNDS AVAILABLE UNDER YOUR POLICY”, which is part of the Prospectus.
You will also bear expenses associated with the Funds available under the Policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Investment Options (Portfolio fees and expenses)	0.10%	4.91%
RISKS
Risk of Loss	You can lose money by purchasing the Policy. For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” in the Prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
For additional information about the investment profile of the Policy, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” in the Prospectus.

RISKS
Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options, or Funds, available under the Policy. Each Fund (including any fixed account investment option) will have its own unique risks, and investors should review these investment options before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY”, and “THE VARIABLE ACCOUNT AND FUNDS” in the Prospctus and “FUND APPENDIX — FUNDS AVAILABLE UNDER YOUR POLICY” which is part of this Updating Summary Prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to the Depositor, Protective Life, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of the Depositor. More information about the Depositor including its financial strength ratings is available upon request by calling toll-free 1-888-353-2654.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” and “THE COMPANY AND THE FIXED ACCOUNT” in the Prospectus.

Contract Lapse
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges. Your Policy may also lapse due to insufficient Premium payments, withdrawals, unpaid loans or loan interest.
There is a cost associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.
For additional information about Company risks, see “LAPSE AND REINSTATEMENT”, “PRINCIPAL RISKS OF INVESTING IN THE POLICY”, “POLICY LOANS” and “PREMIUMS” in the Prospectus.

RESTRICTIONS
Investment Options
While you may transfer amounts in the Sub-Accounts (which invest in shares of a corresponding Fund) and the Fixed Accounts, certain restrictions and transfer fees apply with regard to the number and amount of such transfers. Transfers are also subject to the excessive trading and market timing policies described in the Prospectus.
We reserve the right to remove or substitute Funds as investment options.
For additional information about Investment Options, see “TRANSFERS” and “RESERVATION OF RIGHTS” in the Prospectus.

Optional Benefits
Optional benefits are subject to additional charges and are available only at the time your Policy is issued and may not be available for all Owners or Insureds.
For additional information about the optional benefits, see “OPTIONAL BENEFITS UNDER THE POLICY” in the Prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications regarding the purchase, ownership, and use of a Policy (such as in connection with a plan involving covered employees). Withdrawals and surrenders may be subject to income tax and will be taxed at ordinary rates. In addition, withdrawals and surrenders may be subject to an additional tax depending on the circumstances. There is no additional tax benefit to the investor if the Policy is purchased through a tax-qualified plan. Purchases through individual retirement accounts (IRAs) are not permitted under the Internal Revenue Code.
For additional information about tax implications, see “TAX CONSIDERATIONS” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals have and may continue to receive compensation for selling the Policy to investors, which may include commissions, revenue sharing, compensation from affiliates and third parties. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
For additional information about compensation, see “SALE OF THE POLICIES” in the Prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer an investor a new policy in place of the one he or she already owns. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.
For additional information about exchanges, see “USE OF THE POLICY — Replacement of Life Insurance or Annuities” in the Prospectus.

APPENDIX A
FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 1-800-265-1545 or by sending an email request to prospectus@protective.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
U.S. Equity	American Century Investments® VP Capital Appreciation Fund - Class I(1)	0.92%	-28.11%	7.91%	10.25%
U.S. Equity	American Century Investments® VP Mid Cap Value Fund - Class I	0.86%	-1.19%	6.76%	11.01%
U.S. Equity	American Century Investments® VP Ultra® Fund - Class I(1)	0.76%	-32.38%	11.10%	14.12%
U.S. Equity	American Century Investments® VP Value Fund - Class I(1)	0.73%	0.54%	7.85%	10.59%
Taxable Bond	American Funds Insurance Series® Capital World Bond Fund® - Class 2	0.72%	-17.70%	-1.77%	-0.50%
International Equity	American Funds Insurance Series® Capital World Growth and Income Fund® - Class 2(1)	0.67%	-17.33%	4.10%	7.77%
International Equity	American Funds Insurance Series® Global Small Capitalization Fund - Class 2(1)	0.91%	-29.55%	2.79%	6.84%
U.S. Equity	American Funds Insurance Series® Growth Fund - Class 2	0.59%	-29.94%	11.14%	13.64%
U.S. Equity	American Funds Insurance Series® Growth-Income Fund - Class 2	0.53%	-16.50%	7.83%	11.54%
International Equity	American Funds Insurance Series® International Fund - Class 2	0.78%	-20.79%	-1.03%	3.92%
International Equity	American Funds Insurance Series® New World Fund® - Class 2(1)	0.82%	-22.10%	2.32%	4.27%
U.S. Equity	American Funds Insurance Series® Washington Mutual Investors Fund℠ - Class 2(1)	0.50%	-8.45%	7.11%	11.30%
Allocation	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class I(1)	0.33%	-14.82%	4.77%	—
Allocation	BlackRock Global Allocation V.I. Fund - Class I - BlackRock (Singapore) Limited(1)	0.73%	-15.86%	3.50%	5.06%
Taxable Bond	BlackRock High Yield V.I. Fund - Class I - BlackRock International Limited(1)	0.56%	-10.35%	2.60%	4.10%
U.S. Equity	BNY Mellon Stock Index Fund, Inc. - Initial Shares - Mellon Investments Corporation	0.26%	-18.31%	9.14%	12.28%
U.S. Equity	ClearBridge Variable Mid Cap Portfolio - Class I - ClearBridge Investments, LLC	0.83%	-25.31%	5.22%	9.22%
U.S. Equity	ClearBridge Variable Small Cap Growth Portfolio - Class I - ClearBridge Investments, LLC	0.80%	-28.85%	8.54%	11.23%
Sector Equity	Davis Financial Portfolio - Davis Selected Advisers (New York) Inc.	0.75%	-8.53%	4.76%	10.21%
Taxable Bond	DFA VIT Inflation-Protected Securities Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.11%	-12.45%	2.02%	—
U.S. Equity	DWS Core Equity VIP - Class A	0.59%	-15.53%	8.60%	12.56%
Taxable Bond	DWS High Income VIP - Class A(1)	0.71%	-8.88%	2.57%	3.73%
U.S. Equity	DWS Small Cap Index VIP - Class A - Northern Trust Investments, Inc.(1)	0.39%	-20.64%	3.82%	8.75%
Taxable Bond	Eaton Vance VT Floating-Rate Income Fund - Initial Class	1.17%	-2.74%	1.93%	2.52%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Allocation	Empower Aggressive Profile Fund - Investor Class (formerly, Great-West Aggressive Profile Fund)	1.15%	-15.17%	5.10%	9.09%
U.S. Equity	Empower Ariel Mid Cap Value Fund - Investor Class (formerly, Great-West Ariel Mid Cap Value Fund) - Ariel Investments, LLC(1)	1.05%	-12.94%	4.97%	9.49%
Taxable Bond	Empower Bond Index Fund - Investor Class (formerly, Great-West Bond Index Fund)(1)	0.50%	-13.68%	-0.56%	0.54%
Allocation	Empower Conservative Profile Fund - Investor Class (formerly, Great-West Conservative Profile Fund)(1)	0.78%	-9.93%	2.29%	3.65%
Taxable Bond	Empower Core Bond Fund - Investor Class (formerly, Great-West Core Bond Fund)(1)	0.70%	-14.70%	-0.43%	0.79%
International Equity	Empower Emerging Markets Equity Fund - Investor Class (formerly, Great-West Emerging Markets Equity Fund) - UBS Asset Management (Americas) Inc; Lazard Asset Management LLC(1)	1.23%	-22.34%	—	—
Money Market	Empower Government Money Market Fund - Investor Class (formerly, Great-West Government Money Market Fund)(1)	0.46%	1.22%	0.92%	0.50%
Taxable Bond	Empower Inflation-Protected Securities Fund - Investor Class (formerly, Great-West Inflation-Protected Securities Fund) - Goldman Sachs Asset Management, L.P.(1)	0.70%	-8.92%	—	—
International Equity	Empower International Index Fund - Investor Class - (formerly, Great-West International Index Fund) - Irish Life Inv Managers Ltd	0.64%	-14.74%	1.18%	4.11%
International Equity	Empower International Value Fund - Investor Class (formerly, Great-West International Value Fund) - LSV Asset Management; Massachusetts Financial Services Company	1.06%	-15.18%	1.23%	6.75%
U.S. Equity	Empower Large Cap Growth Fund - Investor Class (formerly, Great-West Large Cap Growth Fund) - Amundi Asset Management US, Inc.; JPMorgan Investment Management Inc.(1)	0.98%	-23.16%	12.35%	13.74%
Allocation	Empower Lifetime 2015 Fund - Investor Class (formerly, Great-West Lifetime 2015 Fund)(1)	0.80%	-12.27%	3.06%	5.00%
Allocation	Empower Lifetime 2020 Fund - Investor Class (formerly, Great-West Lifetime 2020 Fund)(1)	0.83%	-12.95%	3.20%	—
Allocation	Empower Lifetime 2025 Fund - Investor Class (formerly, Great-West Lifetime 2025 Fund)(1)	0.85%	-13.83%	3.46%	6.20%
Allocation	Empower Lifetime 2030 Fund - Investor Class (formerly, Great-West Lifetime 2030 Fund)(1)	0.87%	-14.62%	3.73%	—
Allocation	Empower Lifetime 2035 Fund - Investor Class (formerly, Great-West Lifetime 2035 Fund)(1)	0.89%	-15.62%	4.07%	7.37%
Allocation	Empower Lifetime 2040 Fund - Investor Class (formerly, Great-West Lifetime 2040 Fund)	0.92%	-16.30%	4.34%	—
Allocation	Empower Lifetime 2045 Fund - Investor Class (formerly, Great-West Lifetime 2045 Fund)	0.92%	-16.82%	4.42%	7.68%
Allocation	Empower Lifetime 2050 Fund - Investor Class (formerly, Great-West Lifetime 2050 Fund)	0.93%	-16.95%	4.42%	—
Allocation	Empower Lifetime 2055 Fund - Investor Class (formerly, Great-West Lifetime 2055 Fund)	0.92%	-17.13%	4.29%	7.55%
Allocation	Empower Lifetime 2060 Fund - Investor Class (formerly, Great-West Lifetime 2060 Fund)	0.94%	-17.10%	—	—
U.S. Equity	Empower Mid Cap Value Fund - Investor Class (formerly, Great-West Mid Cap Value Fund) - Goldman Sachs Asset Management, L.P.(1)	1.15%	-11.76%	3.88%	9.75%
Allocation	Empower Moderate Profile Fund - Investor Class (formerly, Great-West Moderate Profile Fund)(1)	0.92%	-12.02%	3.83%	6.15%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Allocation	Empower Moderately Aggressive Profile Fund - Investor Class (formerly, Great-West Moderately Aggressive Profile Fund)(1)	1.02%	-13.09%	4.29%	7.14%
Allocation	Empower Moderately Conservative Profile Fund - Investor Class (formerly, Great-West Moderately Conservative Profile Fund)(1)	0.83%	-10.82%	3.06%	4.91%
Taxable Bond	Empower Multi-Sector Bond Fund - Investor Class (formerly, Great-West Multi-Sector Bond Fund)(1)	0.90%	-11.42%	1.09%	2.70%
Sector Equity	Empower Real Estate Index Fund - Investor Class (formerly, Great-West Real Estate Index Fund) - Irish Life Inv Managers Ltd(1)	0.70%	-26.40%	1.80%	4.99%
U.S. Equity	Empower S&P Mid Cap 400® Index Fund - Investor Class (formerly, Great-West S&P Mid Cap 400® Index Fund) - Irish Life Inv Managers Ltd(1)	0.54%	-13.55%	6.12%	10.16%
U.S. Equity	Empower S&P SmallCap 600® Index Fund - Investor Class (formerly, Great-West S&P SmallCap 600® Index Fund) - Irish Life Inv Managers Ltd	0.56%	-16.51%	5.34%	10.24%
Taxable Bond	Empower Short Duration Bond Fund - Investor Class (formerly, Great-West Short Duration Bond Fund)(1)	0.60%	-4.25%	1.22%	1.27%
U.S. Equity	Empower Small Cap Growth Fund - Investor Class (formerly, Great-West Small Cap Growth Fund)(1)	1.19%	-25.36%	7.50%	—
U.S. Equity	Empower Small Cap Value Fund - Investor Class (formerly, Great-West Small Cap Value Fund)(1)	1.09%	-10.03%	4.86%	9.10%
U.S. Equity	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class (formerly, Great-West T. Rowe Price Mid Cap Growth Fund) - T. Rowe Price Associates, Inc.	1.02%	-22.79%	7.13%	11.81%
Taxable Bond	Empower U.S. Government Securities Fund - Investor Class (formerly, Great-West U.S. Government Securities Fund)(1)	0.60%	-12.08%	-0.59%	0.45%
Taxable Bond	Federated Hermes High Income Bond Fund II - Primary Class(1)	0.81%	-11.78%	1.59%	3.58%
International Equity	Fidelity® VIP Emerging Markets Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; FIL Investments (Japan) Limited; Fil Investment Advisors; FIL Investment Advisors (UK) Ltd; Fidelity Management & Research (HK) Ltd	1.17%	-20.37%	1.46%	4.35%
U.S. Equity	Fidelity® VIP Extended Market Index Portfolio - Service Class 2 - Geode Capital Management, LLC	0.38%	-18.30%	—	—
U.S. Equity	Fidelity® VIP Index 500 Portfolio - Initial Class - Geode Capital Management, LLC	0.10%	-18.21%	9.30%	12.45%
International Equity	Fidelity® VIP International Index Portfolio - Service Class 2 - Geode Capital Management, LLC	0.42%	-16.21%	—	—
Taxable Bond	Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.65%	-13.21%	0.38%	1.28%
U.S. Equity	Invesco® V.I. Diversified Dividend Fund - Series I	0.67%	-1.68%	6.24%	9.80%
International Equity	Invesco® V.I. EQV International Equity Fund - Series I	0.91%	-18.31%	1.51%	4.41%
Sector Equity	Invesco® V.I. Global Real Estate Fund - Series I - Invesco® Asset Management Ltd	1.02%	-24.94%	-0.91%	2.48%
U.S. Equity	Invesco® V.I. Main Street Small Cap Fund® - Series I	0.87%	-15.83%	7.01%	10.88%
Allocation	Janus Henderson VIT Balanced Portfolio - Institutional Shares	0.62%	-16.40%	6.69%	8.43%
U.S. Equity	Janus Henderson VIT Enterprise Portfolio - Institutional Shares	0.72%	-15.94%	9.62%	13.39%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Taxable Bond	Janus Henderson VIT Flexible Bond Portfolio - Institutional Shares(1)	0.57%	-13.66%	0.50%	1.35%
U.S. Equity	Janus Henderson VIT Forty Portfolio - Institutional Shares	0.55%	-33.55%	9.75%	13.00%
International Equity	Janus Henderson VIT Global Sustainable Equity Portfolio - Institutional Shares(1)	0.87%	—	—	—
Sector Equity	Janus Henderson VIT Global Technology and Innovation Portfolio - Institutional Shares	0.72%	-36.95%	10.57%	15.63%
Taxable Bond	Lord Abbett Series Fund - Total Return Portfolio - Class VC	0.71%	-14.05%	-0.23%	1.10%
U.S. Equity	LVIP JPMorgan Small Cap Core Fund - Standard Class (formerly, JPMorgan Insurance Trust Small Cap Core Portfolio)	0.76%	-19.35%	4.07%	9.59%
U.S. Equity	LVIP JPMorgan U.S. Equity Fund - Standard Class (formerly, JPMorgan Insurance Trust U.S. Equity Portfolio)	0.67%	-18.69%	10.25%	13.21%
U.S. Equity	MFS® VIT Growth Series - Initial Class(1)	0.74%	-31.63%	9.57%	13.05%
International Equity	MFS® VIT II International Growth Portfolio - Initial Class(1)	0.88%	-14.95%	4.51%	6.29%
International Equity	MFS® VIT II Research International Portfolio - Initial Class(1)	0.96%	-17.58%	2.69%	4.68%
U.S. Equity	MFS® VIT III Blended Research® Small Cap Equity Portfolio - Initial Class(1)	0.54%	-18.37%	5.41%	10.49%
Sector Equity	MFS® VIT III Global Real Estate Portfolio - Initial Class(1)	0.92%	-26.94%	3.49%	5.91%
U.S. Equity	MFS® VIT III Mid Cap Value Portfolio - Initial Class(1)	0.79%	-8.79%	7.58%	10.86%
U.S. Equity	MFS® VIT Mid Cap Growth Series - Initial Class(1)	0.80%	-28.70%	9.28%	12.53%
U.S. Equity	MFS® VIT New Discovery Series - Initial Class(1)	0.87%	-29.76%	7.81%	9.99%
U.S. Equity	MFS® VIT Research Series - Initial Class(1)	0.79%	-17.21%	8.90%	11.68%
Taxable Bond	MFS® VIT Total Return Bond Series - Initial Class(1)	0.53%	-13.93%	0.19%	1.39%
U.S. Equity	MFS® VIT Value Series - Initial Class(1)	0.69%	-5.91%	7.35%	11.05%
U.S. Equity	Neuberger Berman AMT Sustainable Equity Portfolio - Class I	0.93%	-18.45%	7.40%	10.89%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class(1)	1.29%	8.61%	7.03%	-1.56%
Taxable Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	0.96%	-11.00%	-0.92%	-0.31%
Taxable Bond	PIMCO VIT High Yield Portfolio - Administrative Class	0.76%	-10.28%	1.89%	3.53%
Taxable Bond	PIMCO VIT Income Portfolio - Institutional Class	0.67%	-7.64%	1.93%	—
Taxable Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) - Administrative Class	1.01%	-10.15%	0.32%	2.22%
Taxable Bond	PIMCO VIT Low Duration Portfolio - Administrative Class	0.67%	-5.74%	0.08%	0.42%
Taxable Bond	PIMCO VIT Real Return Portfolio - Administrative Class	0.77%	-11.90%	1.96%	0.90%
Taxable Bond	PIMCO VIT Total Return Portfolio - Administrative Class	0.67%	-14.30%	-0.18%	0.92%
International Equity	Putnam VT Focused International Equity Fund - Class IA - The Putnam Advisory Company, LLC; Putnam Investments Limited(1)	0.81%	-17.99%	2.61%	7.00%
Allocation	Putnam VT Global Asset Allocation Fund - Class IA - The Putnam Advisory Company, LLC; Putnam Investments Limited(1)	0.86%	-15.82%	3.40%	6.79%
Taxable Bond	Putnam VT High Yield Fund - Class IA - Putnam Investments Limited	0.74%	-11.37%	1.67%	3.48%
Taxable Bond	Putnam VT Income Fund - Class IB - Putnam Investments Limited	0.86%	-13.81%	-0.51%	1.16%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
International Equity	Putnam VT International Value Fund - Class IA - The Putnam Advisory Company, LLC; Putnam Investments Limited	0.90%	-6.70%	2.23%	4.45%
U.S. Equity	Putnam VT Large Cap Growth Fund - Class IA - (formerly, Putnam VT Growth Opportunities Fund) - Putnam Investments Limited	0.66%	-30.36%	10.88%	14.00%
U.S. Equity	Putnam VT Large Cap Value Fund - Class IA - Putnam Investments Limited	0.57%	-2.87%	9.53%	12.04%
U.S. Equity	Putnam VT Research Fund - Class IA - The Putnam Advisory Company, LLC; Putnam Investments Limited	0.75%	-17.07%	9.62%	12.62%
U.S. Equity	Putnam VT Small Cap Value Fund - Class IA - Putnam Investments Limited	0.78%	-12.80%	4.97%	9.39%
U.S. Equity	Putnam VT Sustainable Future Fund - Class IA - Putnam Investments Limited(1)	0.82%	-33.85%	5.98%	9.81%
U.S. Equity	T. Rowe Price® Blue Chip Growth Portfolio-II Class(1)	1.00%	-38.66%	4.89%	11.40%
Taxable Bond	Vanguard® VIF Global Bond Index Portfolio	0.13%	-13.13%	-0.12%	—
Sector Equity	Vanguard® VIF Real Estate Index Portfolio	0.26%	-26.30%	3.69%	6.36%
Taxable Bond	Vanguard® VIF Total Bond Market Index Portfolio	0.14%	-13.21%	-0.10%	0.92%
U.S. Equity	Victory RS Small Cap Growth Equity VIP Series - Class I(1)	0.88%	-36.36%	0.04%	8.86%

(1)
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

This Updating Summary Prospectus incorporates by reference the Protective Executive Benefits Registered VUL NY Policy’s Prospectus and Statement of Additional Information (“SAI”), both dated May 1, 2023, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.
EDGAR Contract Identifier: C000229537